UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
Of the Securities Exchange Act of 1934 (Amendment No. __)

Check the appropriate box:

[_] Preliminary Information Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]      Definitive Information Statement

NATIONWIDE VARIABLE INSURANCE TRUST
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box)

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

________________________________________________________________________

5) Total fee paid:

________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

________________________________________________________________________

2) Form, Schedule or Registration Statement No.:

________________________________________________________________________

3) Filing Party:

________________________________________________________________________

4) Date Filed:

________________________________________________________________________

NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
(800) 848-0920

October 21, 2021

Dear Shareholder:

The enclosed Information Statement details a recent subadviser change relating to the NVIT Emerging Markets Fund (the “Fund”), a series of Nationwide Variable Insurance Trust (the “Trust”).

Specifically, Nationwide Fund Advisors, the Fund’s investment adviser, recommended, and the Board of Trustees of the Trust (the “Board”) approved, the selection of NS Partners Ltd and Loomis, Sayles & Company L.P. to serve as the new subadvisers to the Fund. At the same time, the Board approved the termination of Lazard Asset Management LLC and Aberdeen Standard Alternative Funds Limited as the Fund’s subadvisers. These changes became effective on September 13, 2021. The Trust has received an exemptive order (the “Manager of Managers Order”) from the U.S. Securities and Exchange Commission (the “SEC”) that allows certain subadviser changes to be made without shareholder approval. The Manager of Managers Order requires that this Information Statement be sent to you. Additionally, the Trust has received interpretive guidance from the staff of the SEC’s Division of Investment Management allowing the Trust, in lieu of physical delivery of the Information Statement, to make the Information Statement available to you online. The Information Statement will be available on the Trust’s website at nationwide.com/personal/investing/mutual-funds/shareholder-news/ until February 28, 2022. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Trust at 855-325-6671.

Please read the enclosed Information Statement for additional information.

We look forward to continuing to serve you and the Fund in the future.

Sincerely,

Stephen R. Rimes
Secretary, Nationwide Variable Insurance Trust

NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
(800) 848-0920

INFORMATION STATEMENT

Nationwide Variable Insurance Trust (the “Trust”) is furnishing this Information Statement with respect to the NVIT Emerging Markets Fund (the “Fund”), a series of the Trust. All owners (“Contract Owners”) of variable annuity contracts or variable life insurance policies (“variable contracts”) who, as of October 4, 2021, had selected the Fund as an underlying investment option within their variable contract will receive this Information Statement.

The Trust has received an exemptive order (the “Manager of Managers Order”) from the U.S. Securities and Exchange Commission (the “SEC”), which permits Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, to hire new subadvisers that are unaffiliated with NFA, to terminate subadvisory relationships, and to make changes to existing subadvisory agreements with the approval of the Trust’s Board of Trustees (the “Board” or the “Trustees”), but without obtaining shareholder approval, provided, among other things, that the Fund sends to its shareholders (or, in this case, the Contract Owners who have selected the Fund as an underlying investment option) an information statement describing any new subadviser within 90 days of hiring such subadviser.

WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND
WE REQUEST THAT YOU NOT SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

The Fund is an investment portfolio, or series, of the Trust. The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with NFA. Pursuant to the Investment Advisory Agreement, NFA may select one or more subadvisers for the Fund and supervises the Fund’s daily business affairs, subject to the oversight of the Board. NFA selects one or more subadviser(s) it believes will provide the Fund with high-quality investment management services consistent with the Fund’s investment objective. NFA is responsible for the overall monitoring of the Fund’s subadviser(s).

Effective September 13, 2021, NS Partners Ltd (“NS Partners”) and Loomis, Sayles & Company L.P. (“Loomis Sayles”) began serving as the subadvisers to the Fund, following the termination of Lazard Asset Management LLC (“Lazard”) and Aberdeen Standard Alternative Funds Limited (“Aberdeen”), the Fund’s previous subadvisers.

NS Partners and Loomis Sayles are independent of NFA and each discharges its responsibilities subject to the supervision of NFA and the oversight of the Board. NS Partners and Loomis Sayles are each paid a subadvisory fee by NFA from the management fees NFA receives from the Fund. In accordance with procedures adopted by the Board, each subadviser of the Fund may effect portfolio transactions through an affiliated broker-dealer that receives brokerage commissions in connection therewith as permitted by applicable law.

The purpose of this Information Statement is to report the selection of NS Partners, located at 1 Knightsbridge Green, London, SW1X 7QA, United Kingdom, and Loomis Sayles, located at One Financial Center, Boston, MA 02111, as the new subadvisers to the Fund. The Board approved the appointment of NS Partners and Loomis Sayles as the subadvisers to the Fund on June 16, 2021. The factors considered by the Board in making its decision to approve NS Partners and Loomis Sayles as the subadvisers to the Fund, as well as other important information, are described in more detail below.

RECOMMENDATION TO APPROVE SUBADVISER

As part of NFA’s duties to select and supervise the Fund’s subadviser(s), NFA is responsible for communicating performance expectations to, and evaluating the performance of, the subadviser(s) and recommending to the Board whether a new subadviser should be hired or whether a subadviser’s contract with the Trust should be renewed, modified or terminated. NFA periodically provides written reports to the Board describing the results of its evaluation and monitoring functions.

The Fund’s investment objective is to seek long-term capital growth by investing primarily in equity securities of companies located in emerging market countries. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by companies that are tied economically to emerging market countries.  NFA recommended the subadviser changes discussed herein in light of performance and other considerations.

NS Partners combines bottom-up fundamental stock selection with industry, sector and regional analyses. NS Partners’ investment process seeks to capture returns from identifying the inefficiencies that result from the failure of markets to price in the impact of economic liquidity (especially monetary conditions), the under-appreciated impact of structural change, and the underpricing of companies’ sustainable competitive advantages. NS Partners generally buys stocks of companies in countries that exhibit these traits and are generating high and improving returns on invested capital, and generally sells stocks of companies that may not meet these criteria.

Loomis Sayles’ philosophy is designed to exploit market inefficiencies that result from the underappreciation of high-quality companies in emerging markets. Loomis Sayles employs a private equity approach to research and investing with a long-term ownership mindset. Loomis Sayles seeks distinctive insights through deep, bottom-up, fundamental research to identify high quality companies, and companies transitioning to becoming high quality, trading at a significant discount to intrinsic value in industries experiencing secular growth. Loomis Sayles seeks to add value through the construction of a more concentrated portfolio consisting of a limited number of securities in which Loomis Sayles maintains high conviction. Loomis Sayles manages risk via research, valuation discipline and diversification across countries, sectors and business drivers.

On behalf of NS Partners, investment decisions are made by Ian Beattie. Mr. Beattie is a portfolio manager and co-CIO of NS Partners and has been with the firm since 1996. On behalf of Looms Sayles, investment decisions are made by Ashish Chugh. Mr. Chugh is a portfolio manager and a vice president of Loomis Sayles and has been with the firm since 2018. Prior to joining Loomis Sayles Mr. Chugh was a managing director and portfolio manager of Och-Ziff Capital.

Based on the foregoing considerations, NFA recommended to the Board that NS Partners and Loomis Sayles be approved as the subadvisers to the Fund. NFA informed the Board that it intended initially to allocate 85% of the Fund’s assets to investment by NS Partners and 15% by Loomis Sayles.

BOARD CONSIDERATIONS

At a meeting held on June 16, 2021, the Board, of which eight of the nine members are not considered to be “interested persons” of the Fund under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), discussed and, upon NFA’s recommendation, unanimously approved the appointment of NS Partners and Loomis Sayles as the subadvisers to the Fund. The Trustees were provided with detailed materials related to NS Partners and Loomis Sayles in advance of the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the subadvisory agreements. The material factors and conclusions that formed the basis for the Board’s approval are discussed below.

The Nature, Extent and Quality of the Services to be Provided by NS Partners and Loomis Sayles as the Subadvisers. The Board considered the information provided by NFA as to NS Partners and Loomis Sayles, including, among other things, information relating to their investment strategies, processes and risk/return profiles, and factors considered by NFA in determining that a combination of NS Partners and Loomis Sayles, in appropriate proportions, had the potential to produce favorable investment results. The Board also considered the experience of the investment personnel at NS Partners and Loomis Sayles who would be managing the Fund.

Investment Performance. The Board considered the investment performance of the Fund historically and considered information concerning the past performance records of both NS Partners and Loomis Sayles in managing an investment strategy comparable to the strategy each would use in managing the Fund’s assets.  The Trustees considered NFA’s statement that, although Loomis Sayles has managed assets in this strategy for a relatively short period of time, NFA had found that the Loomis Sayles investment personnel demonstrated a high degree of experience and insight that NFA believed made Loomis Sayles likely to outperform over time.

Fee Level. The Board considered the Fund’s overall fee level. The Board noted that the subadvisory fee schedules proposed with respect to NS Partners and Loomis were anticipated to result in an overall lower effective sub-advisory fee rate to be paid by NFA with respect to the Fund.  The Board noted that NFA agreed to share 50% of the reduction in sub-advisory fees with the Fund’s shareholders by reducing its advisory fee through a fee waiver.

Terms of the Subadvisory Agreement. The Board considered the non-compensatory terms of each subadvisory agreement are substantially similar in all material respects to the terms of the subadvisory agreements that the Trust currently has in place with other unaffiliated subadvisers.

Conclusion. Based on these and other considerations, none of which was individually determinative of the outcome, and after discussion and consideration among themselves, and with NFA, Trust counsel, and independent legal counsel, the Trustees, and all of the Independent Trustees voting separately, unanimously approved each subadvisory agreement for a two-year period commencing from the execution of each subadvisory agreement.

THE SUBADVISORY AGREEMENTS

The subadvisory agreement with NS Partners, dated June 22, 2021, and the subadvisory agreement with Loomis Sayles, dated June 30, 2021 (collectively and separately referred to as the “Agreement”), were approved by the Board, including the Independent Trustees, on June 16, 2021. In accordance with the Manager of Managers Order, the Agreement was not submitted to the Fund’s shareholders for their approval. The terms of the Agreement are substantially similar to the terms of the previous subadvisory agreement with Lazard and Aberdeen. The following is a brief summary of the material terms of each Agreement.

Term. Each Agreement, solely with respect to the Fund, has an initial term that expires on January 1, 2023, and continues for successive one-year terms thereafter as long as its continuance is approved by the Board or by a vote of a majority of outstanding shares of the Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval. Each Agreement can be terminated on not more than 60 days’ written notice by NFA, by a vote of a majority of the Independent Trustees on behalf of the Fund or a majority of the outstanding voting securities of the Fund, or on not less than 120 days’ written notice by the subadviser. Each Agreement terminates automatically if assigned by any party.

Fees. Under each Agreement, the annual subadvisory fee payable by NFA to the subadviser (as a percentage of the average daily net assets of the Fund) is set forth in the table attached as Exhibit A. The subadvisory fee arrangement will lead to a reduction in total annual subadvisory fees.

Duties. Under each Agreement, NFA is responsible for assigning all or a portion of the Fund’s assets to the subadviser and for overseeing and reviewing the performance of the subadviser. Each subadviser is required to manage the Fund’s portfolio in accordance with the Fund’s investment objectives and policies, subject to the supervision of NFA and the oversight of the Board.

Brokerage. Under each Agreement, the subadviser is authorized to purchase and sell securities on behalf of the Fund through brokers or dealers the subadviser selects and to negotiate commissions to be paid on such transactions. In doing so, each subadviser is required to use reasonable efforts to obtain the most favorable price and execution available but is permitted, subject to certain limitations, to pay brokerage commissions that are higher than what another broker might have charged in return for brokerage and research services.

Indemnification. Under each Agreement, the subadviser and its affiliates and controlling persons cannot be held liable to NFA, the Trust, the Fund or the Fund’s shareholders in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its duties under the Agreement, or violation of applicable law.

Each subadviser is required, under the Agreement, to indemnify NFA, the Trust, the Fund, and their respective affiliates and controlling persons for any liability or expenses sustained by them as a result of the subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or violation of applicable law, as well as under certain other circumstances. Each Agreement also contains provisions pursuant to which NFA and the Trust are required to indemnify the subadviser for any liability and expenses which may be sustained by the subadviser as a result of NFA’s or the Trust’s willful misfeasance, bad faith, gross negligence, reckless disregard of their respective duties or violation of applicable law.

Regulatory Pronouncements. Each Agreement also includes provisions arising from regulatory requirements. These provisions include a requirement that the subadviser establish and maintain written proxy voting procedures in compliance with current applicable laws and regulations, including, but not limited to, Rule 30b1-4 under the 1940 Act. Also, the provisions include language required by Rule 17a-10 under the 1940 Act that permits the subadviser to execute securities transactions under limited circumstances through broker-dealers deemed to be affiliated with the Fund, subject to certain prohibitions on consultations between the subadviser and other subadvisers to the Fund or funds affiliated with the Fund.

Further Information. The above description of each Agreement is only a summary and is qualified in its entirety by reference to the text of the Agreement. A copy of each Agreement will be on file with the SEC and will be available: (i) on the SEC’s EDGAR database via the internet at www.sec.gov; (ii) by electronic request to publicinfo@sec.gov; or (iii) by mail by sending your request to Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-1520.

OTHER INFORMATION ABOUT NS PARTNERS AND LOOMIS SAYLES

NS Partners

NS Partners, located at 1 Knightsbridge Green, London, SW1X 7QA, United Kingdom. The following table sets forth the names and principal occupations of the principal executive officers of NS Partners. The address of each person listed below is 1 Knightsbridge Green, London, SW1X 7QA, United Kingdom.

Name	Title
Anna Elizabeth Kirk	Director
Ian James Beattie	Director
Timothy John Bray	Director
Michael Walter Freund	Director
John Warren Stoddard	Director
Michael John Walsh	Director
Eric Roman Hasenauer	Vice President
Gary J. Simonette	Vice President
Stephen Edward Reynolds	Vice President
Timothy Michael Marzec	Vice President

NS Partners is a registered investment advisory firm founded in 1988.

Loomis Sayles

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111. The following table sets forth the names and principal occupations of the principal executive officers of Loomis Sayles. The address of each person listed below is located at One Financial Center, Boston, Massachusetts 02111.

Name	Title
Kevin Patrick Charleston	President and Chief Executive Officer
Jean Susan Loewenberg	Chief Legal Officer
Susan L. Sieker	Chief Financial Officer
Donald Patrick Ryan	Chief Compliance Officer

Loomis Sayles is a registered investment advisory firm founded in 1926.

MORE ABOUT FEES AND EXPENSES

The Fund pays NFA an investment advisory fee at an effective annual rate (as a percentage of the Fund’s average daily net assets) as set forth in the table attached as Exhibit B.

During the fiscal year ended December 31, 2020, the Fund paid investment advisory fees to NFA as set forth in the table attached as Exhibit C.

ADDITIONAL INFORMATION

NFA serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement that was last approved by the Board, including a majority of the Independent Trustees, on December 18, 2020. The Investment Advisory Agreement was last approved by shareholders of the Fund on April 23, 2007. The key features of the Investment Advisory Agreement are described below.

Advisory Services. Under the Investment Advisory Agreement, NFA, subject to the oversight of the Board: (i) sets the overall investment strategy for the Fund; (ii) has overall supervisory responsibility for the general management and investment of the Fund’s assets; (iii) determines the allocation of assets among one or more subadvisers, if any; and (iv) has full investment discretion to make all determinations with respect to the investment of the Fund’s assets not otherwise assigned to a subadviser. With regard to subadvisers, NFA, subject to the oversight of the Board: (i) researches and evaluates each subadviser, if any; (ii) performs initial due diligence on prospective subadvisers; (iii) monitors each subadviser’s ongoing performance; (iv) communicates performance expectations and evaluations to each subadviser; and (v) recommends to the Board whether a subadviser’s contract should be renewed, modified or terminated. NFA also is responsible for recommending changes or additions to the subadvisers and is responsible for compensating each subadviser. Finally, NFA is responsible for providing periodic reports to the Board concerning the Fund’s business and investments as the Board requests.

Continuance. The Investment Advisory Agreement may be continued from year to year by a majority vote of the Board or by a vote of a majority of the outstanding shares of the Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval.

Termination. The Investment Advisory Agreement provides that it may be terminated, without the payment of any penalty, by vote of a majority of the Board or by vote of a majority of the outstanding voting securities of the Fund, or by NFA, in each case, upon not less than 60 days’ written notice to the other party. The Investment Advisory Agreement also provides that it will automatically and immediately terminate in the event of its assignment.

As of October 4, 2021, the Fund had issued outstanding shares in the amounts as set forth in the table attached as Exhibit D.

As of October 4, 2021, to the Trust’s knowledge, no person, except as set forth in the table attached as Exhibit E, had or shared voting or investment power over more than 5% of the outstanding shares of any class of the Fund.

As of October 4, 2021, the Executive Officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any class of the Fund.

Although Contract Owners are not being asked to vote on the approval of NS Partners and Loomis Sayles as subadvisers to the Fund, the Trust is required to summarize the voting rights of Contract Owners. Whenever a matter affecting the Fund requires shareholder approval, a shareholder meeting generally will be held, and a proxy statement and proxy/voting instruction forms will be sent to the Fund’s shareholders and to Contract Owners who have selected the Fund as an underlying mutual fund option. Shares of the Fund are available exclusively as a pooled funding vehicle for variable contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of the Fund as depositors for the Contract Owners. Thus, individual Contract Owners do not vote on such matters directly because they are not shareholders of the Fund. Rather, the Participating Insurance Companies and their separate accounts are shareholders and will vote the shares of the Fund attributable to the Contract Owners in accordance with the Contract Owners’ voting instructions. If voting instructions are not received, the separate accounts will vote the shares of the Fund for which voting instructions have not been received in proportion (for, against, or abstain) to those for which timely voting instructions have been received. As a result, those Contract Owners that choose to vote, as compared with their actual percentage of ownership of the Fund, may control the outcome of the vote. Each share of the Fund is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract Owners are also permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Fund’s shareholders and to Contract Owners.

The foregoing description of Contract Owner voting rights with respect to the Fund is only a summary of these rights. Whenever shareholder approval of a matter affecting the Fund is required, the proxy statement sent to shareholders and to

Contract Owners will fully describe the voting rights of Contract Owners and the voting procedures that will be followed at the shareholder meeting.

Currently, Nationwide Fund Distributors LLC (“NFD”), an affiliate of NFA, acts as the Trust’s principal underwriter. Under the terms of a Joint Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of Nationwide Financial Services, Inc. (“Nationwide Financial”), provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Fund. The address for NFA, NFD and NFM is One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215.

NFA is a wholly owned subsidiary of Nationwide Financial, a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. The address for each of Nationwide Financial, Nationwide Corporation, Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company is One Nationwide Plaza, Columbus, Ohio 43215.

No Officer or Trustee of the Trust is an officer, employee, or director of either NS Partners or Loomis Sayles, nor do any such Officers or Trustees own securities issued by NS Partners or Loomis Sayles or have any other material direct or indirect interest in NS Partners or Loomis Sayles.

The Trust will furnish, without charge, a copy of the Trust’s most recent Annual Report to shareholders and Semiannual Report to shareholders succeeding the Annual Report, if any, upon request. This request may be made either by writing to the Trust at the address contained on the first page of this Information Statement or by calling toll-free 800-848-0920. The Annual Report and the Semiannual Report will be mailed to you by first-class mail within three business days of receipt of your request. Copies of the Information Statement may be obtained, without charge, by calling toll-free 855-325-6671.

By Order of the Board of Trustees of Nationwide Variable Insurance Trust,

Stephen R. Rimes, Secretary

October 21, 2021

EXHIBIT A

SUBADVISORY FEES

The annual subadvisory fees payable by NFA to NS Partners (as a percentage of the Fund’s average daily net assets) are set forth in the following table:

Fund	Subadvisory Fees
NVIT Emerging Markets Fund	0.45% on Subadviser Assets up to $50 million; and 0.40% on Subadviser Assets of $50 million and more.

The annual subadvisory fees payable by NFA to Loomis Sayles (as a percentage of the Fund’s average daily net assets) are set forth in the following table:

Fund	Subadvisory Fees
NVIT Emerging Markets Fund	0.33% on all Subadviser Assets

A-1

EXHIBIT B

INVESTMENT ADVISORY FEES

The Fund pays NFA an investment advisory fee at an effective annual rate (as a percentage of the Fund’s average daily net assets) as set forth in the following table:

Fund	Advisory Fees
NVIT Emerging Markets Fund	0.95% on assets up to $500 million; 0.90% on assets of $500 million and more but less than $2 billion; and 0.85% on assets of $2 billion and more.

B-1

EXHIBIT C

INVESTMENT ADVISORY FEES PAID TO NFA

The chart below sets forth the investment advisory fees paid by the Fund to NFA for the fiscal year ended December 31, 2020. The amount indicated is after fee waivers and expense reimbursements.

Fund	Advisory Fees
NVIT Emerging Markets Fund	$6,164,013
C-1

EXHIBIT D

OUTSTANDING SHARES

As of October 4, 2021, the Fund had issued outstanding shares in the amounts set forth in the table below:

Fund	Number of Shares Outstanding
NVIT Emerging Markets Fund – Class I	4,367,158.014
NVIT Emerging Markets Fund – Class II	4,144,260.040
NVIT Emerging Markets Fund – Class D	2,261,101.122
NVIT Emerging Markets Fund – Class Y	27,520,217.344

D-1

EXHIBIT E

5% SHAREHOLDERS

As of October 4, 2021, to the Trust’s knowledge, no person, except as set forth in the table below, had or shared voting or investment power over more than 5% of the outstanding shares of any class (collectively, the “shares”) of the Fund.

Name and Address of Shareholder	Number of Shares Beneficially Owned	Percentage of the Class Held by the Shareholder
NVIT Emerging Markets Fund – Class I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	818,982.416	18.75%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	530,321.281	12.14%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	979,727.064	22.43%
NATIONWIDE LIFE & ANNUITY INSURANCE COLUMBUS, OH 43218	1,149,042.388	26.31%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	241,326.141	5.53%
NVIT Emerging Markets Fund – Class II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	3,828,171.436	92.37%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	246,399.679	5.95%
NVIT Emerging Markets Fund – Class D
AMERICAN SKANDIA LIFE ASSURANCE CORP CLASS SAQ NEWARK, NJ 07102	1,672,571.322	73.97%
PRUCO LIFE INSURANCE COMPANY OF ARIZONA NEWARK, NJ 07102	352,205.486	15.58%
NVIT Emerging Markets Fund – Class Y
NVIT INV DEST CAP APPRECIATION FUND COLUMBUS, OH 43215	4,295,329.609	15.61%
NVIT INVESTOR DESTINATIONS BALANCED FUND COLUMBUS, OH 43215	3,806,906.349	13.83%
NVIT INVESTOR DESTINATIONS MODERATELY AGGRESSIVE FUND COLUMBUS, OH 43215	4,159,705.430	15.12%
NVIT INVESTOR DESTINATIONS AGGRESSIVE FUND COLUMBUS, OH 43215	1,694,122.725	6.16%
GROWTH FUND NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND COLUMBUS, OH 43215	3,576,854.251	13.00%
NVIT INVESTOR DESTINATIONS MODERATE FUND COLUMBUS, OH 43215	7,301,490.379	26.53%

E-1

NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
(800) 848‐0920

NVIT Emerging Markets Fund

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

October 21, 2021

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to the NVIT Emerging Markets Fund (the “Fund”), a series of Nationwide Variable Insurance Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for review: NVIT Emerging Markets Fund Information Statement

The Information Statement details a recent subadviser change relating to the Fund. Specifically, the Board of Trustees of the Trust (the “Board”) approved the selection of NS Partners Ltd and Loomis, Sayles & Company L.P. to serve as the new subadvisers to the Fund. At the same time, the Board approved the termination of Lazard Asset Management LLC and Aberdeen Standard Alternative Funds Limited as the subadvisers to the Fund. These changes became effective on September 13, 2021. The Trust has received an exemptive order (the “Manager of Managers Order”) from the U.S. Securities and Exchange Commission (the “SEC”) that allows certain subadviser changes to be made without shareholder approval. The Manager of Managers Order instead requires that the Information Statement be sent to you. Additionally, the Trust has received interpretive guidance from the staff of the SEC’s Division of Investment Management allowing the Trust, in lieu of physical delivery of the Information Statement, to make the Information Statement available to you online.

All owners (“Contract Owners”) of variable annuity contracts or variable life insurance policies (“variable contracts”) who, as of October 4, 2021, had selected the Fund as an underlying investment option within their variable contract will receive this Notice. This Notice will be sent to Contract Owners on or about November 29, 2021. The full Information Statement will be available on the Trust’s website at nationwide.com/personal/investing/mutual-funds/shareholder-news/ until February 28, 2022. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Trust at 855-325-6671.

If you want to receive a paper or email copy of the above listed document, you must request one. There is no charge to you for requesting a copy.